Statutory Prospectus Supplement dated March 20, 2012
The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for Cash Management Class, Corporate Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class shares of the Funds listed below:
Liquid Assets Portfolio
STIC Prime Portfolio
Treasury Portfolio
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Tax-Free Cash Reserve Portfolio
Premier Portfolio
Premier Tax-Exempt Portfolio
Premier U.S. Government Money Portfolio
The following information replaces in its entirety the second paragraph appearing under the heading “General Information — Pricing of Shares — Timing of Orders”:
“A business day is any day that (1) both the Federal Reserve Bank of New York and the Fund’s Custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. Each fund is authorized not to open for trading on a day that is otherwise a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a business day. Each Fund also may close early on a business day if the SIFMA recommends that government securities dealers close early.”